Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. __)

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[X] Preliminary Proxy Statement                        [  ]        Confidential, for Use of the Commission

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[  ]  Definitive Additional Materials

[  ]  Soliciting Material under Section 240.14a-12

FRANKLIN FUND ALLOCATOR SERIES

_________________________________________________________________

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Franklin founding Funds allocation fund

(a series of Franklin Fund Allocator Series)

IMPORTANT SHAREHOLDER INFORMATION

            These materials are for a Special Meeting of Shareholders of the Franklin Founding Funds Allocation Fund (the “Fund”), a series of Franklin Fund Allocator Series (the “Trust”), scheduled for September 9, 2020, at 12:00 p.m., Eastern time, at the offices of Franklin Templeton, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923. The enclosed materials discuss several proposals (the “Proposals” or, each, a “Proposal”) to be voted on at the meeting, and contain the Notice of Special Meeting of Shareholders, proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund in which you are invested. If you specify a vote on all Proposals on which you are entitled to vote, your proxy will be voted as you indicate. If you specify a vote on one or more Proposals on which you are entitled to vote, but not all, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted in accordance with the Trustees’ recommendations beginning on page [2] of the proxy statement. If you simply sign, date and return the proxy card(s), but do not specify a vote on any Proposal, your proxy will be voted in accordance with the Trustees’ recommendations beginning on page [2] of the proxy statement.

            We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card(s) or voting instruction form(s) and return it (them) to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional solicitations, including other mailings. PLEASE COMPLETE, SIGN AND RETURN each proxy card or voting instruction form you receive.

            We welcome your comments. If you have any questions or would like to quickly vote your shares, call AST Fund Solutions, LLC, our proxy solicitor, toll free at [(800) 431-9645.] Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day.

Separate instructions are listed on the enclosed voting instruction form(s) or proxy card(s).

Franklin Founding Funds Allocation FUND

(a series of Franklin Fund Allocator Series)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees of Franklin Fund Allocator Series, on behalf of the Franklin Founding Funds Allocation Fund (the “Fund”), has called a Special Meeting of Shareholders (the “Meeting”) of the Fund, which will be held at the offices of Franklin Templeton, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, on September 9, 2020, at 12:00 p.m., Eastern time.

During the Meeting, shareholders of the Fund will be asked to vote on the following Proposals:

            1.         To approve a new Investment Management Agreement with Franklin Advisers, Inc.

            2.         To approve modifications to the Fund’s current fundamental investment goal.

3.         To approve the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy.

4.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.

By Order of the Board of Trustees,

Lori A. Weber

Co-Secretary and Vice President

July 20, 2020

Please sign and promptly return all of the proxy card(s) or voting instruction form(s) in the enclosed self-addressed envelope, or, if eligible, vote your shares by telephone or through the Internet, regardless of the number of shares you own.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 9, 2020

The Notice of Special Meeting of Shareholders, proxy statement and form of proxy card are available on the Internet at [http://www.proxyonline.com/FT.] The form of proxy card on the Internet site cannot be used to cast your vote.

If you have any questions, would like to vote your shares, or wish to obtain directions to be able to attend the Meeting and vote in person, please call AST Fund Solutions, LLC, our proxy solicitor, toll free at [(800) 431-9645.]

Franklin Founding Funds Allocation VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

A Special Meeting of Shareholders of the Franklin Founding Funds Allocation Fund (the “Fund”), a series of Franklin Fund Allocator Series (the “Trust”), will be held on September 9, 2020, to vote on several important proposals that affect the Fund. Please read the enclosed materials and cast your vote on the proxy cards(s) or voting instruction form(s).

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for the Fund have been carefully reviewed by the Trust’s Board of Trustees (the “Board”). The Trustees of the Trust, most of whom are not affiliated with Franklin Templeton (“FT”), are responsible for looking after your interests as a shareholder of the Fund. The Board believes these proposals are in the best interests of shareholders. The Board unanimously recommends that you vote FOR each proposal.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) or voting instruction form(s) enclosed in this package. Be sure to complete, sign and return the card/form before mailing it in the postage-paid envelope. If eligible, you may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s) or voting instruction form(s), and follow the instructions.

We welcome your comments. If you have any questions or would like to quickly vote your shares, please call AST Fund Solutions, LLC, our proxy solicitor, toll-free at [(800) 431-9645.] Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday. Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals. The proposals are described in greater detail in the proxy statement. We appreciate your trust in Franklin Templeton and look forward to continuing to help you achieve your financial goals.

Important information to help you understand and vote on the proposals

Below is a brief overview of the proposals to be voted upon. Your vote is important, no matter how large or small your holdings may be.

What proposals am I being asked to vote on?

Shareholders are being asked to vote on the following proposals:

1.         To approve a new Investment Management Agreement with Franklin Advisers, Inc. (“FAV”).

2.         To approve modifications to the Fund’s current fundamental investment goal.

3.         To approve the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy.

4.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

Has the Board approved the proposals?

The Board has unanimously approved each proposal and recommends that you vote to approve each proposal.

1.         To approve a new Investment Management Agreement with FAV.

Why is a new investment management agreement being recommended?

A new investment management agreement between FAV and the Trust, on behalf of the Fund (the “New IM Agreement”), is being proposed to reflect engagement of and the payment to FAV for investment management services that FAV is expected to provide to the Fund if the New IM Agreement is approved by shareholders. Franklin Templeton Distributors, Inc. (“Management”) proposed, and the Board approved, a repositioning of the Fund to transition from a fund-of-funds with a static allocation to three actively managed underlying funds, to a direct investment fund with an actively managed global multi-asset strategy (the “Repositioning”). If approved, FAV would serve as investment manager of the Fund.

Because the Fund currently maintains a static allocation to three actively managed underlying funds, the Fund does not have its own investment manager, nor does it pay investment management fees. In connection with the Repositioning, shareholders are being asked to approve the New IM Agreement between the Trust, on behalf of the Fund, and FAV. The New IM Agreement describes the services to be provided by FAV to the Fund, which include investment advisory services as well as administrative services, and the compensation to be paid by the Fund in return for such services. The form of the New IM Agreement is included in Exhibit A. If approved by shareholders, the Fund would pay FAV a monthly fee equal to an annual rate of: 0.60% of the value of the Fund’s average daily net assets up to and including $1 billion; 0.57% of the value of its the average daily net assets over $1 billion up to and including $5 billion; and 0.55% of the value of its the average daily net assets over $5 billion.  At the Fund’s current asset level, the overall investment management fee would be approximately 0.58% of the Fund’s average daily net assets.

If the New IM Agreement is not approved by shareholders, the Fund will not be repositioned and will remain a static allocation fund and the Board will consider what further actions, if any, will be taken with respect to the Fund. This proposal is not contingent on any other proposal, meaning that if shareholders approve the New IM Agreement but do not approve Proposals 2 through 4, the Fund will still be repositioned and the Fund will be managed by FAV under the New IM Agreement, unless the Board determines otherwise.

What effect will the approval of the New IM Agreement with FAV have on the Fund’s management fees and other expenses?

As noted above, because the Fund currently maintains a static allocation to underlying funds, the Fund does not have an investment manager, nor does it pay investment management fees. Franklin Templeton Services, LLC (“FT Services”) currently provides certain administrative services and facilities for the Fund including monitoring the percentage of the Fund’s assets allocated to the underlying funds and periodically rebalancing the Fund’s portfolio under a Fund Administration Agreement between the Fund and FT Services (the “Administration Agreement”). Pursuant to the Administration Agreement, the Fund pays FT Services a monthly fee equal to an annual rate of 0.03% of the average daily net assets of the Fund during the preceding month.

If the New IM Agreement is approved, at its current asset level, the Fund would pay FAV an overall investment management fee of 0.58% for the management of the Fund, which would include investment advisory services as well as administrative services. The current Administration Agreement with FT Services would then be terminated and FAV would enter into a sub-administration agreement with FT Services to provide certain administrative services and facilities for the Fund under which FAV would pay FT Services the standard funds’ fee schedule for administrative services. Accordingly, while the investment management fees would increase due to the new investment advisory services provided directly to the Fund, the total gross and net annual Fund operating expenses of the Fund are expected to slightly decrease, primarily because the Fund will not be investing primarily in underlying funds, which would result in a decrease in underlying fund fees and expenses. In addition, FAV has contractually agreed to waive or limit its fees and to assume as its own expenses certain expenses otherwise payable by the Fund so that total annual Fund operating expenses (including acquired fund fees and expenses, but excluding Rule 12b-1 fees and certain non-routine expenses or costs) do not exceed 0.73%, as more fully described in this proxy statement.

2.         To approve modifications to the Fund’s current fundamental investment goal.

Why am I being asked to approve modifications to the Fund’s investment goal?

In light of the Repositioning of the Fund, the Board has also approved changing the Fund’s investment goal to clarify that the Fund will seek total return (a combination of capital appreciation and income) while managing the Fund’s investment risk. However, the Fund’s investment goal is classified as a fundamental policy and may not be changed without shareholder approval. Therefore, the Board is recommending that shareholders approve changing the Fund’s current investment goal of “capital appreciation” and a secondary goal of “income” to the following:  “to seek the highest level of long-term total return that is consistent with an acceptable level of risk.”

What will happen if shareholders do not approve the change to the investment goal?

If the change to the investment goal is not approved, the Fund’s current investment goal will continue in effect. The proposed investment goal is merely a clarification of the Fund’s current investment goal to better align the Fund’s investment goal with the Fund following the Repositioning.

3.         To approve the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy.

What is a fundamental investment policy and why am I being asked to approve the reclassification of the Fund’s fundamental investment goal?

A fundamental policy is a policy that may only be changed with shareholder approval. The Fund’s investment goal is currently classified as a fundamental policy. However, the federal securities laws do not require a fund’s investment goal to be a fundamental policy. Many investment companies do not to designate their investment goals as fundamental policies, and new funds recently launched by FT typically designate their investment goals as non-fundamental. Because obtaining shareholder approval is time consuming and costly, the Board is recommending that the Fund’s investment goal be reclassified from a fundamental policy to a non-fundamental policy so that the Fund has the flexibility to modify its investment goal without incurring the costs associated with seeking shareholder approval if, in the future, the Board believes that it is beneficial to the Fund and its shareholders to amend its investment goal as a result of competitive, regulatory, market or other changes.

What effect will reclassifying the Fund’s investment goal as non-fundamental have on the management of the Fund?

If the reclassification is approved, should the Board and the Fund’s investment manager in the future determine that the Fund’s investment goal no longer serves the best interests of shareholders, the Board could authorize changes to the Fund’s investment goal upon 60 days’ advance notice to shareholders.

4.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace both affiliated and unaffiliated subadvisers without shareholder approval.

What is the purpose of the Manager of Managers Structure?

Shareholders of the Fund are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s investment manager, subject to Board approval, to appoint and replace subadvisers that are wholly-owned (affiliated) with FT, and subadvisers that are not affiliated with FT, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

The approval of the Manager of Managers structure is contingent upon the approval by shareholders of Proposal 1, the New IM Agreement. If shareholders do not approve the New IM Agreement, the Manager of Managers structure will not take effect for the Fund, regardless of whether shareholders approved it.

How will the Manager of Managers Structure affect the Fund?

The use of the Manager of Managers Structure will not change the fees paid to FAV by the Fund. In order for the Fund to rely on an exemptive order received by FT from the U.S. Securities and Exchange Commission (the “SEC”) permitting the use of the Manager of Managers Structure, the Fund’s use of the Manager of Managers Structure must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in and required by the Investment Company Act of 1940, as amended (“1940 Act”). The Board determined to seek shareholder approval of the Manager of Managers Structure in connection with this special shareholder meeting, which was called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

Who is AST Fund Solutions, LLC?

AST Fund Solutions, LLC (the “Solicitor”) is a company that has been engaged by the Trust, on behalf of the Fund, to assist in the solicitation of proxies. The Solicitor is not affiliated with the Fund or with FT. In order to hold a shareholder meeting, a certain percentage of the Fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Fund may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their votes. As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of the Fund on the record date. The record date is June 19, 2020.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) or voting instruction form(s) and mailing it (them) in the enclosed postage-paid envelope. If eligible, you may also vote using a touch-tone telephone by calling the toll-free number printed on your proxy card(s) or voting instruction form(s) and following the recorded instructions, or through the Internet by visiting the web site printed on your proxy card(s) or voting instruction form(s) and following the on-line instructions. You can also vote your shares in person at the special meeting of shareholders. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Solicitor toll-free at [(800) 431-9645.]

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card(s) or voting instruction form(s).

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card(s) or voting instruction form(s).

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

PROXY STATEMENT

TABLE OF CONTENTS

Page

¿   INFORMATION ABOUT VOTING

Who is asking for my vote?

Who is eligible to vote?

On what issues am I being asked to vote?

How does the Board of Trustees of the Trust recommend that I vote?

How do I ensure that my vote is accurately recorded?

May I revoke my proxy?

¿   THE PROPOSALS

PROPOSAL 1:     TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH FRANKLIN ADVISERS, INC.

Background

How will the Fund be managed after the Repositioning?

If the New IM Agreement is approved by shareholders, how will the Fund’s expenses change?

How will the Repositioning be effected?

Additional information about the Manager and FT Services

Are there any material differences between the New IM Agreement and the Current Admin Agreement?

What are the material terms of the New IM Agreement?

What other investment companies are managed or subadvised by FAV?

What fees were paid by the Fund to affiliates of FAV during the most recent fiscal year?

What did the Board consider when it approved the New IM Agreement?

What is the required vote on Proposal 1?

When will the Proposal take effect?

PROPOSAL 2:     TO APPROVE MODIFICATIONS TO THE FUND’S CURRENT FUNDAMENTAL INVESTMENT GOAL

PROPOSAL 3:     TO APPROVE THE RECLASSIFICATION OF THE FUND’S INVESTMENT GOAL FROM A FUNDAMENTAL POLICY TO A NON-FUNDAMENTAL POLICY

PROPOSAL 4:     TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY the FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE AFFILIATED AND UNAFFILIATED SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Background

Why am I being asked to vote on this Proposal?

How will the Manager of Managers Structure operate?

How does this Proposal affect my fees as a shareholder of the Fund?

How does this Proposal affect my right to vote on subadvisory agreements?

Why did the Board approve the Manager of Managers Structure?

What is the required vote on Proposal 4?

¿   ADDITIONAL INFORMATION ABOUT THE FUND

¿   FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Exhibit E    Principal Holders of Fund Shares as of June 19, 2020           E-1

Franklin Founding Funds Allocation FUND

(a series of Franklin Fund Allocator Series)

PROXY STATEMENT

¿         INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees of Franklin Fund Allocator Series (the “Trust”), on behalf of the Franklin Founding Funds Allocation Fund (the “Fund”), in connection with a Special Meeting of Shareholders of the Fund to be held on September 9, 2020 (the “Meeting”), has requested your vote on several matters (the “Proposals” or each a “Proposal”).

Who is eligible to vote?

Shareholders of record at the close of business on June 19, 2020 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Special Meeting of Shareholders, the proxy card(s), the voting instruction form(s) and the proxy statement were first mailed to shareholders of record on or about July 20, 2020.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following Proposals:

1.         To approve a new Investment Management Agreement with Franklin Advisers, Inc. (“FAV” or the “Manager”).

2.         To approve modifications to the Fund’s current fundamental investment goal.

3.         To approve the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy.

4.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace both affiliated and unaffiliated subadvisers without shareholder approval.

How does the Board of Trustees of the Trust recommend that I vote?

The Board of Trustees of the Trust (the “Board”) unanimously recommend that you vote:

1.         FOR the approval of a new Investment Management Agreement with FAV.

2.         FOR the approval of the modifications to the Fund’s current fundamental investment goal.

3.         FOR the approval of the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy.

4.         FOR the approval of the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace both affiliated and unaffiliated subadvisers without shareholder approval.

How do I ensure that my vote is accurately recorded?

You may submit your proxy card(s) or voting instruction form(s) in one of four ways.

  By Internet (if eligible). The web address and instructions for voting can be found on the enclosed proxy card(s) or voting instruction form(s). You will be required to provide your control number located on the proxy card(s) or voting instruction form(s).
  By Telephone (if eligible). The toll-free number for telephone voting can be found on the enclosed proxy card(s) or voting instruction form(s). You will be required to provide your control number located on the proxy card(s) or voting instruction form(s).
  By Mail. Mark the enclosed proxy card(s) or voting instruction form(s), sign and date it (them) and return it (them) in the postage-paid envelope we provided. A proxy card with respect to shares held by joint owners may be signed by just one of them, unless at or prior to exercise of such proxy the Fund receives a specific written notice to the contrary from any one of the joint owners.
  In Person at the Meeting. You can vote your shares in person at the Meeting.

If you require additional information regarding the Meeting you may contact AST Fund Solutions, LLC (the “Solicitor”), the proxy solicitor, toll-free at [800-967-5068.] Please see the section entitled “FURTHER INFORMATION ABOUT VOTING AND THE MEETING” for more information on the Solicitor.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on all Proposals, your proxy will be voted as you indicate. If you specify a vote on one or more Proposals, but not all Proposals, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted in accordance with the Trustees’ recommendations beginning on page [2] of this proxy statement. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals on which you are entitled to vote, your proxy will be voted in accordance with the Trustees’ recommendations beginning on page [2] of this proxy statement.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy card to the appropriate Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

May I attend the Meeting in person?

            Shareholders of record at the close of business on June 19, 2020, are entitled to attend the Meeting. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of June 19, 2020, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Shareholders without proof of ownership and identification will not be admitted.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Elections at the Meeting. Also, in order to revoke your proxy or voting instruction form, you may need to forward your written revocation or a later-dated proxy card/voting instruction form to your broker rather than to the Fund.

Who will pay proxy solicitation costs?

            The costs of soliciting proxies, including the fees of a proxy soliciting agent, will be borne approximately 25% by the Fund and 75% by FAV, regardless of whether shareholders approve the Proposals. For more information, please see “FURTHER INFORMATION ABOUT VOTING AND THE MEETING – Solicitation of Proxies.”

¿         THE PROPOSALS

PROPOSAL 1:            TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH FRANKLIN ADVISERS, INC.

The Board unanimously recommends that the shareholders of the Fund approve a new Investment Management Agreement with FAV.

Background

            The Fund is currently structured as a “fund-of-funds” meaning that it seeks to achieve its investment goals by investing its assets in a combination of the Franklin Income Fund (33 1/3%), Franklin Mutual Shares Fund (33 1/3%) and Templeton Growth Fund (33 1/3%) (the “Underlying Funds”). The Fund makes equal allocations to each of the Underlying Funds on a fixed percentage basis. The administrator rebalances the Fund’s investments in the Underlying Funds periodically and may recommend to the Fund’s Board additional or different Underlying Funds for investment (without the approval of shareholders). These Underlying Funds, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities, each following a value-oriented approach.

            As a shareholder of the Underlying Funds, the Fund pays, indirectly through its investments, a proportionate share of the expenses of such Underlying Funds (hereafter referred to as “acquired fund expenses”). These acquired fund expenses make up a significant portion of the Fund’s total expenses. Management believes that the Repositioning would eliminate a substantial portion of the acquired fund expenses currently paid by the Fund and, as a result, slightly reduce the Fund’s total expenses.

            Currently, Franklin Templeton Services, LLC (“FT Services”) rebalances the Fund’s investments in the Underlying Funds periodically for a monthly fee equal to an annual rate of 0.03% of the average daily net assets of the Fund pursuant to an administration agreement between FT Services and the Fund (the “Current Admin Agreement”). The Fund would need to enter into an investment management agreement to utilize the proposed direct investment allocation approach and directly purchase and sell securities and other investments (rather than indirectly through various Underlying Funds) and directly manage asset allocations. The proposed investment management agreement between FAV and the Fund (the “New IM Agreement”) describes the services that would be provided by FAV to the Fund, which would include investment advisory services as well as administrative services, and the compensation to be paid by the Fund in return for such services. A copy of the form of the New IM Agreement, between the Trust and FAV is attached hereto as Exhibit A.

If approved by shareholders, the Fund would pay FAV a monthly fee equal to an annual rate of: 0.60% of the value of the Fund’s average daily net assets up to and including $1 billion; 0.57% of the value of its the average daily net assets over $1 billion up to and including $5 billion; and 0.55% of the value of its the average daily net assets over $5 billion. Based on the Fund’s net assets of $[__________] as of [________,] 2020, the investment management fee would be approximately 0.58% of the average daily net assets of the Fund, which would be a new fee for the Fund. This change also would include a contractual agreement by FAV to limit the Fund’s expenses as more fully described below. In addition, if shareholders approve the New IM Agreement, the Current Admin Agreement between the Fund and FT Services would be terminated and FAV would enter into a sub-administration agreement with FT Services to provide certain administrative services and facilities for the Fund under which FAV would pay FT Services for administrative services.

            If the New IM Agreement is approved, Management anticipates that the Repositioning will slightly decrease the overall fees and expenses of the Fund. Management expects that the combination of the new investment management fee and the reduction of acquired fund expenses will cause the total gross and net annual Fund operating expenses of Class A, Class C, Class R, Class R6 and Advisor Class shares of the Fund (as reported in the Fund’s Annual Fund Operating Expenses in its Prospectus) to each decrease by approximately [0.04]% during the first year after the Repositioning.

            Management proposed the approval of the New IM Agreement to the Board in conjunction with the Repositioning, as more fully described below. The Board voted to approve the New IM Agreement and the Repositioning and is recommending that shareholders approve the New IM Agreement.

How will the Fund be managed after the Repositioning?

            If the New IM Agreement is approved by shareholders, the Fund would transition to investing directly in securities and other investments by employing an actively managed global multi-asset strategy. With this strategy, the Fund would invest in a broad range of U.S. and foreign securities and other investments, including those in emerging markets. Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States.

The Fund’s portfolio will be diversified among the equity and fixed income asset classes and, to a lesser extent, alternative strategies. The Fund may shift its investments from one asset class to another based on the portfolio manager’s analysis of the best opportunities for the Fund’s portfolio in a given market. The Fund’s investment managers may use quantitative modeling to assist in the selection of investments for the Fund.

The equity securities in which the Fund will invest include common stocks, preferred stock, securities convertible into common stock, rights, warrants and other instruments whose price is linked to the value of common stock. The Fund may also invest in depositary receipts. The debt securities in which the Fund may invest will include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds, bonds convertible into common stock, senior floating rate and term loans, mortgage-backed securities and other asset-backed securities. FAV expects that the Funds will invest approximately 10% (but no more than 15%) of its assets in alternative strategies and investments, which may include commodity futures and commodity ETFs. In order to attain exposure to any of the Fund’s asset classes or strategies listed above, the fund may invest up to 10% of its assets in other FT mutual funds and exchange-traded funds. Currently the Fund has exposure to derivatives through its investments in the Underlying Funds. Following the Repositioning, the Fund will continue to invest in various derivative instruments for both investment and hedging purposes.

In addition, the Fund’s name would be changed to the “Franklin Global Multi-Asset Fund” to better reflect the repositioned strategy and structure of the Fund.

Management believes the changes would: (1) continue to provide broad asset allocation to multiple asset classes; (2) improve performance; (3) slightly reduce the Fund’s overall expenses; and (4) allow the Fund’s portfolio managers to provide a greater degree of diversification across asset classes and strategies and reduce the volatility of the Fund’s returns, as well as better tailor the Fund’s portfolio to achieve its investment goals. If Proposal 1 is not approved by shareholders of the Fund, it is expected that the Fund will continue to operate under its Current Admin Agreement and the Repositioning would not occur. The Board would need to consider what steps to take with respect to the ongoing management of the Fund.

If the New IM Agreement is approved by shareholders, how will the Fund’s expenses change?

            In connection with the Repositioning, the Board is recommending that shareholders approve the New IM Agreement, which includes an investment management fee of 0.58% based on the current net assets of the Fund. Pursuant to the Current Admin Agreement, the Fund pays FT Services an administrative fee of 0.03% of the average daily net assets of the Fund. The aggregate amount of administrative fees paid by the Fund to FT Services for the fiscal year ended December 31, 2019 was $[1,156,942] ($[1,157,017] before fee waiver). The New IM Agreement includes investment advisory services as well as administrative services, and, accordingly, if shareholders approve the New IM Agreement, the Current Admin Agreement between the Fund and FT Services would be terminated.

            Had the Repositioning been in effect for the fiscal year ended December 31, 2019, the aggregate amount of investment management fees payable to FAV from the Fund would have been $[__]; amounting to an increase to the management fees, after accounting for the termination of the Current Admin Agreement and the administrative fees being paid through the New IM Agreement, of [__]% of the average net assets for the Fund. Although the management fees would have been higher if the Repositioning had been in effect, the Fund’s indirect expenses, in the form of acquired fund expenses, would have been reduced in an amount greater than the increased investment management fees, as illustrated in the table below.

            In addition, FAV has contractually agreed to waive or limit its fees and to assume as its own expenses certain expenses otherwise payable by the Fund so that total annual Fund operating expenses (including acquired fund fees and expenses, but excluding Rule 12b-1 fees and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) do not exceed 0.73% for a period of at least one year from the date of the Fund’s initial prospectus.

            The following tables compare the current fees and expenses (as of [March 31, 2020]) of the Fund as a percentage of daily net assets to the estimated expenses on a pro forma basis assuming completion of the Repositioning:

	Class A		Class C		Class R
	Current	Pro Forma	Current	Pro Forma	Current	Pro Forma
Management fees	None	0.58%	None	0.58%	None	0.58%
Distribution and service (12b-1) fees	0.25%	0.25%	1.00%	1.00%	0.50%	0.50%
Other expenses	0.15%	0.14%	0.15%	0.14%	0.15%	0.14%
Acquired fund fees and expenses[1]	0.61%	None	0.61%	None	0.61%	None
Total annual Fund operating expenses[1]	1.01%	0.97%	1.76%	1.72%	1.26%	1.22%
Fee waiver and/or expense reimbursement	None	None	None	None	None	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1]	1.01%	0.97%	1.76%%	1.72%	1.26%	1.22%

	Class R6		Advisor Class
	Current	Pro Forma	Current	Pro Forma
Management fees	None	0.58%	None	0.58%
Distribution and service (12b-1) fees	None	None	None	None
Other expenses	3.23%	[__]%	0.15%	0.14%
Acquired fund fees and expenses[1]	0.61%	None	0.61%	None%
Total annual Fund operating expenses[1]	3.84%	[__]%	0.76%	0.72%
Fee waiver and/or expense reimbursement	3.16%[2]	[__]%[2]	None	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2]	0.68%	[__]%	0.76%	0.72%

1    Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2    Currently, the transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.03% until at least April 30, 2021. [This agreement is expected to continue after the Repositioning.  In addition, if the New IM Agreement is approved, the investment manager will contractually agree to waive or assume certain expenses so that operating expenses (including acquired fees and expenses (such as those associated with the Fund’s investment in Franklin Templeton Affiliated Funds) but excluding Rule 12b-1 fees and certain non-routine expenses) for each class of the Fund do not exceed 0.73% for at least one year from the date of the repositioned Fund’s initial prospectus.

The following Examples are intended to help you compare the cost of investing in the Fund currently and on a pro forma basis, assuming completion of the Repositioning, as of [March 31, 2020]. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A	1 Year	3 Years	5 Years	10 Years
Current	$647	$854	$1,077	$1,718
Pro Forma	$[__]	$[__]	$[__]	$[__]
Class C	1 Year	3 Years	5 Years	10 Years
Current	$279	$554	$954	$2,073
Pro Forma	$[__]	$[__]	$[__]	$[__]
Class R	1 Year	3 Years	5 Years	10 Years
Current	$128	$400	$692	$1,523
Pro Forma	$[__]	$[__]	$[__]	$[__]
Class R6	1 Year	3 Years	5 Years	10 Years
Current	$69	$880	$1,709	$3,869
Pro Forma	$[__]	$[__]	$[__]	$[__]
Advisor Class	1 Year	3 Years	5 Years	10 Years
Current	$78	$243	$422	$942
Pro Forma	$[__]	$[__]	$[__]	$[__]

If you do not sell your shares:
Class C	1 Year	3 Years	5 Years	10 Years
Current	$179	$554	$954	$2,073
Pro Forma	$[__]	$[__]	$[__]	$[__]

How will the Repositioning be effected?

[If the New IM Agreement is approved by the Fund’s shareholders, FAV anticipates that, to effect the Repositioning, the Fund will redeem its investments in each of the Underlying Funds in cash. The Fund will bear any transaction costs realized in connection with the reinvestment of the redemption proceeds received from the Underlying Funds. Management considered the potential tax consequences to the Underlying Funds that could result from the Fund redeeming its investments in cash. Such tax consequences arise because of embedded unrealized capital gains in the portfolio holdings of the Underlying Funds that will be realized when such holdings are sold. Shareholders should contact their legal counsel to determine if there are any tax consequences for their particular situation.]

Additional information about the Manager and FT Services

FAV, located at One Franklin Parkway, San Mateo, California 94403-1906, is organized as a California corporation and is registered as an investment adviser with the SEC. As of [__], 2020, FAV managed approximately [$__ million] in assets. FAV is wholly-owned by Franklin Resources, Inc. (“Franklin Resources”), which is a publicly held corporation. The name, address and principal occupation of the principal executive officers and directors of FAV are as follows:

Name	Address	Principal Occupation
Rupert H. Johnson, Jr. Director	One Franklin Parkway San Mateo, CA 94403-1906

Director of FAV; Vice Chairman and Director, Franklin Resources; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources and of investment companies in Franklin Templeton.

Edward D. Perks President and Director	One Franklin Parkway San Mateo, CA 94403-1906	President and Director, FAV; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources and of investment companies in Franklin Templeton.
Stephen H. Dover Director and Executive Vice President	One Franklin Parkway San Mateo, CA 94403-1906	Director and Executive Vice President, FAV; and officer of some of the other subsidiaries of Franklin Resources.
Lindsey H. Oshita Chief Financial Officer	One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, FAV; and officer of some of the other subsidiaries of Franklin Resources.

FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly-owned subsidiary of Franklin Resources and an affiliate of FAV. FT Services serves as the Fund’s administrator pursuant to the Current Admin Agreement dated February 28, 2012. The Trust’s Board most recently voted to renew the Current Admin Agreement on February 25, 2020.

Are there any material differences between the New IM Agreement and the Current Admin Agreement?

The New IM Agreement and Current Admin Agreement for the Fund are substantially similar with respect to the provision of administrative services, except for non-material revisions to conform the descriptions of such services with the latest forms of investment management agreements used across the FT fund complex and the removal of provisions regarding monitoring and rebalancing the Fund’s allocation to Underlying Funds in light of the Repositioning. The remaining material differences relate to the provision of investment advisory services that would be provided to the Fund as a result of the transition from a fund-of-funds to a direct investment structure. These provisions are common in the latest forms of investment management agreements used across the FT fund complex and are described in more detail below, including a provision to reflect the ability of the Fund to operate in a “manager of managers” structure, which is subject to shareholder approval and discussed in Proposal 4. If the New IM Agreement is approved by shareholders but the manager of managers structure discussed in Proposal 4 is not, the provisions of the New IM Agreement would generally require the approval of the Fund’s  shareholders for the investment manager to enter into new or amended subadvisory agreements.

What are the material terms of the New IM Agreement?

Below is a summary of the material terms of the New IM Agreement. The following discussion is qualified in its entirety by reference to the form of the IM Agreement attached as Exhibit A to this proxy statement.

Services.  The investment management services for which FAV is responsible for providing to the Fund in the New IM Agreement are new. FAV would be responsible for managing the Fund’s assets subject to and in accordance with the Fund’s investment goals and policies, the terms of the New IM Agreement and any directions which the Board may issue from time to time. In addition, FAV would make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of the Fund’s investment securities, and will take such steps as may be necessary to implement the same. Further, FAV, its officers and employees would be responsible under the New IM Agreement to make available and provide accounting and statistical information required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund’s shares.

FAV also will be responsible during the term of the New IM Agreement, as it is under the Current Admin Agreement, to provide or procure, as applicable, at its own expense (unless otherwise agreed to by the parties), the following administrative services to the Fund to the extent that any such services are not otherwise provided by any subadviser or other service provider to the Fund:  (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund’s investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund’s compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund’s investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the SEC and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002 as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities.

Management Fees. Pursuant to the New IM Agreement, the annual rate of the fee payable to FAV by the Fund under the New IM Agreement would be a monthly fee equal to an annual rate of: 0.60% of the value of the Fund’s average daily net assets up to and including $1 billion; 0.57% of the value of its the average daily net assets over $1 billion up to and including $5 billion; and 0.55% of the value of its the average daily net assets over $5 billion.  At the Fund’s current asset level, the overall investment management fee would be approximately 0.58% of the Fund’s average daily net assets, whereas the Fund currently pays FT Services 0.03% of the Fund’s average daily net assets for administrative services. If the New IM Agreement is approved by shareholders, the Fund’s Current Admin Agreement will be terminated.

Fund Expenses. The New IM Agreement includes a general list of expenses that are payable by the Fund.

Brokerage. In light of the new investment management services that would be provided under the New IM Agreement, FAV will seek to obtain the best net price and execution for the Fund. The New IM Agreement recognizes that FAV may place orders on behalf of the Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of “brokerage and research services” provided by that broker.

Proxy Voting. In light of the transition to direct investments, the New IM Agreement provides that all decisions on proxy voting with respect to the Fund’s portfolio securities will be made by FAV, unless the Board determines otherwise.

Delegation. The New IM Agreement includes a provision that reflects the ability of the Fund to operate in a “manager of managers” structure, as discussed in Proposal 4, and delegate services to one or more subadvisers.

Limitation of Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the New IM Agreement on the part of FAV, FAV shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. The same limitation of liability with respect to FT Services’ provision of administrative services is included in the Current Admin Agreement.

Continuance. If shareholders of the Fund approve the New IM Agreement, such agreement shall become effective on the date written and shall continue in effect for two (2) years thereafter, unless sooner terminated as provided under the New IM Agreement and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the New IM Agreement (other than as Trustees of the Trust) or “interested persons” of any such party.

Termination. Both the New IM Agreement and the Current Admin Agreement may at any time be terminated without the payment of any penalty by the vote of the Board on 60 days’ written notice. The New IM Agreement may also be terminated without payment of any penalty by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) on 60 days’ written notice to FAV; shall immediately terminate with respect to the Fund in the event of its assignment; and may be terminated by FAV on 60 days’ written notice to the Fund.

What other investment companies are managed or subadvised by FAV?

The following [fund] is managed by FAV and has an investment goal and strategies similar to the Fund.

Name of Fund	Net Assets (in millions) as of [3/31/20]	Investment Management Fee (annually, as a % of average daily net assets)
[__]	$[__]	[__]

What fees were paid by the Fund to affiliates of FAV during the most recent fiscal year?

Information regarding the fees paid by the Fund to affiliates of FAV during the Fund’s most recently completed fiscal year is provided below under “ADDITIONAL INFORMATION ABOUT THE FUND.”

What did the Board consider when it approved the New IM Agreement?

At a meeting held on May 13, 2020 (the “May Board Meeting”), the Board of the Trust, including a majority of the trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved the New IM Agreement between FAV and the Trust, on behalf of the Fund for an initial two year period effective on or about [__], 2020, subject to prior approval of the shareholders of the Fund. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the New IM Agreement.

The Board reviewed and considered information provided by FAV at the May Board Meeting and throughout the year at meetings of the Board and its committees. The Board also considered a form of the New IM Agreement, which has terms that are consistent with the current investment management agreements used for other funds in the FT fund complex. The Board further considered the code of ethics applied to the employees of FAV and compliance policies and procedures of FAV. The Board noted that the Fund currently maintains a static allocation to underlying funds and so does not currently have an investment manager, nor pay investment management fees. The Board discussed with FAV the reasons for its request that the Board approve the New IM Agreement, including the proposed Repositioning of the Fund from a fund-of-funds with a static allocation strategy to a direct investment fund with an actively managed global multi-asset strategy. The Board also noted that the Fund’s assets have declined from $4.9 billion as of March 31, 2017 to $2.9 billion as of March 31, 2020. The Board further noted Management’s belief that the proposed Repositioning will enable the Fund to: (1) continue to provide broad asset allocation to multiple asset classes; (2) improve performance; (3) slightly reduce the Fund’s overall expenses; and (4) allow the Fund’s portfolio managers to provide a greater degree of diversification across asset classes and strategies and reduce the volatility of the Fund’s returns, as well as better tailor the Fund’s portfolio to achieve its investment goals.

The Board reviewed and considered all of the factors it deemed relevant in approving the New IM Agreement, including, but not limited to:  (i) the nature, extent and quality of the services to be provided by FAV; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided to the Fund; and (iv) the extent to which economies of scale are expected to be realized. The Board noted Management’s proposal to request shareholder approval to allow the Fund to use a manager-of-manager structure as many other funds in the FT fund complex have in place. The Board also noted that the Fund’s name would be changed to the “Franklin Global Multi-Asset Fund” to better reflect the repositioned strategy and structure of the Fund. In determining that the terms of the New IM Agreement are fair and reasonable, the Board noted the level of services to be provided under the New IM Agreement and the anticipated modest decrease in the overall fees and expenses of the Fund.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services, including administrative services, to be provided by FAV and its affiliates to the Fund and its shareholders. In particular, the Board took into account Management’s belief that the proposed Repositioning, including the change from a static allocation fund-of-funds to a direct investment allocation fund, will improve the Fund’s performance and slightly reduce the Fund’s overall expenses. The Board noted FAV’s experience as manager of other funds and accounts, including those within the FT organization; the personnel, operations, financial condition and investment management capabilities, methodologies and resources of FAV and FAV’s capabilities, as demonstrated by, among other things, their policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the FT organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by FAV and its affiliates to the Fund and its shareholders.

Fund Performance

While the Board noted its review and consideration of the performance results of the Fund in connection with the February 2020 annual contract renewal process and the additional performance information that management provided at the May Board meeting, the Board concluded  that it did not consider the current performance of the Fund to be a material factor in its consideration of the New IM Agreement given the proposed Repositioning and restructuring of the Fund.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s  proposed total expense ratio and, separately, the proposed contractual management fee rate, without the effect of fee waivers (the “Management Rate”), of the Fund in comparison to the  expense ratios and  Management Rates, respectively, of other mutual funds deemed comparable to and with a similar expense structure as proposed for the Fund selected by Broadridge (the “Expense Group”). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Expense Group for the Fund included the Fund and nine other mixed-asset target allocation moderate funds. The Board noted that the Management Rate and proposed total expense ratio were in the 4th quintile and 3rd quintile, respectively, of its Expense Group. The Board concluded that the Management Rate to be charged to the Fund is reasonable. In doing so, the Board noted that the Fund’s proposed total expense ratio reflected a fee waiver from Management and Management’s representation that the Fund’s gross and net annual Fund operating expenses are expected to slightly decrease because the Fund would no longer be primarily invested in the Underlying Funds, which was expected to result in a decrease in the underlying fund fees and expenses paid by the Fund.

Profitability

The Board then noted that FAV and its affiliates could not report any financial results from their relationships with the Fund because the Fund does not currently have an investment manager, nor pay investment management fees, and thus, the Board could not evaluate FAV’s or its affiliates’ profitability with respect to the Fund. The Board noted that investment management fees are currently paid by the underlying funds in which the Fund invests.

Economies of Scale

The Board considered the extent to which FAV and its affiliates may realize economies of scale, if any, and whether the Fund’s proposed management fee structure reflects any economies of scale for the benefit of shareholders. The Board noted that FAV (and its affiliates) could not report on any potential economies of scale at this time given the Repositioning and restructuring of the Fund, but would be able to do so in connection with the Fund’s annual contract renewal process.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the New IM Agreement for an initial two year period effective on or about [__], 2020, subject to prior approval of the shareholders of the Fund.

What is the required vote on Proposal 1?

The New IM Agreement must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as defined in and required by the 1940 Act. The vote of a “majority of the outstanding voting securities” of the Fund is defined as the affirmative vote of the lesser of (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (the “1940 Act Vote”).

When will the Proposal take effect?

            If the shareholders of the Fund approve the Proposal, the Fund will effect the Repositioning shortly after shareholder approval. If Proposal 1 is not approved by shareholders of the Fund, it is expected that the Fund will continue to operate under its Current Admin Agreement and the Repositioning of the Fund will not take effect. The Board would then need to consider what steps to take with respect to the ongoing management of the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:            TO APPROVE MODIFICATIONS TO THE FUND’S CURRENT FUNDAMENTAL INVESTMENT GOAL

The Board unanimously recommends that the shareholders of the Fund approve changing the Fund’s current fundamental investment goal to read as follows: to seek the highest level of long-term total return that is consistent with an acceptable level of risk.

Why am I being asked to approve modifications to the Fund’s fundamental investment goal?

Under the 1940 Act, a fund must disclose its investment goal in its registration statement filed with the SEC. The Fund’s current investment goal is “capital appreciation and its secondary goal is income.” The Fund’s investment goal is currently considered a “fundamental” investment policy, which means that, under the 1940 Act, it may be changed only if approved by a majority vote of the Fund’s shareholders. The Proposal seeks to change the Fund investment goal to the following:  “to seek the highest level of long-term total return that is consistent with an acceptable level of risk.”  The Board believes that the new investment goal clarifies that the Fund will seek total return (a combination of capital appreciation and income) while managing the Fund’s investment risk in alignment with the Repositioning of the Fund as described in detail in this proxy statement.

What are the proposed modifications to the Fund’s investment goal?

The Fund’s investment goal is proposed to be changed as follows:

Current Investment Goal	Proposed Investment Goal
Capital appreciation and its secondary goal is income	To seek the highest level of long-term total return that is consistent with an acceptable level of risk

Will the principal risks of investing in the Fund change if Proposal 2 is approved?

The proposed changes to the Fund’s investment goal are not expected to change the Fund’s principal risks because the proposed investment goal is merely a clarification of the Fund’s current investment goal to better align the Fund’s investment goal with the Fund following the Repositioning.

What is the required vote on Proposal 2?

Proposal 2 must be approved by the affirmative 1940 Act Majority Vote of the Fund’s shareholders.

If Proposal 2 is not approved by shareholders of the Fund, then the Fund will continue to be managed in accordance with its current investment goal. If approved by shareholders of the Fund, the proposed investment goal would become effective shortly after shareholder approval.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” PROPOSAL 2.

PROPOSAL 3:            TO APPROVE THE RECLASSIFICATION OF THE FUND’S INVESTMENT GOAL FROM A FUNDAMENTAL POLICY TO A NON-FUNDAMENTAL POLICY

The Board unanimously recommends that the shareholders of the Fund approve the reclassification of the Fund’s investment goal from a fundamental policy to a non-fundamental policy.

Why am I being asked to approve the reclassification of the Fund’s fundamental investment goal?

The Board is recommending that the Fund’s investment goal be changed from a “fundamental policy,” which requires shareholder approval of any changes, to a non-fundamental policy, which means that the policy can be changed by the Board without shareholder approval, upon at least 60 days’ advance notice to shareholders. The Fund is not required to designate its investment goal as fundamental under the 1940 Act or the rules, guidance and interpretations issued thereunder. Many other funds in the FT complex do not classify their investment goals as fundamental, and new funds recently introduced by FT have generally classified their investment goals as “non-fundamental” to provide the funds with the flexibility to modify their investment goals should changes in competitive, regulatory, market or other conditions warrant such a modification. In the case of Proposal 2, although the Board has determined that changing the Fund’s investment goal in light of the Repositioning of the Fund, the Fund must incur the costs of seeking shareholder approval because the Fund’s investment goal is currently a fundamental policy. If approved by shareholders of the Fund, the additional flexibility afforded by Proposal 3 will enable the Fund to avoid a similar situation like this and avoid the delay and expenses of seeking shareholder approval in the future, should the Board determine that a change to the Fund’s investment goal is in the best interest of the Fund and its shareholders. Therefore, the Board is recommending that the Fund’s fundamental investment goal be reclassified as non-fundamental.

What is the required vote on Proposal 3?

To reclassify the Fund’s investment goal as non-fundamental, Proposal 3 must be approved by the affirmative 1940 Act Vote of the Fund’s shareholders. If Proposal 3 is not approved by the Fund’s shareholders, then the Fund’s investment goal would remain “fundamental,” so that it could only be amended in the future with shareholder approval.

THE BOARD UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” PROPOSAL 3.

PROPOSAL 4:            TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY the FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE AFFILIATED AND UNAFFILIATED SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Background

Pursuant to the New IM Agreement submitted for shareholder approval in Proposal 1, FAV would be responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of the Fund’s assets and purchases and sales of investment securities on behalf of the Fund, subject to the supervision of the Trust’s Board.

FAV is wholly-owned by Franklin Resources. Many of Franklin Resources’ subsidiaries that provide investment management services (together, the “Investment Manager Affiliates,” and each an “Investment Manager Affiliate”) are organized under the laws of different jurisdictions throughout the world for sales, client servicing and tax purposes. Franklin Resources operates the Investment Manager Affiliates on a unified basis. For example, the Investment Manager Affiliates generally share order management systems, investment operations support and many compliance policies and procedures. While each Investment Manager Affiliate has its own personnel and resources, including portfolio managers and analysts, and offers specialized management services to clients, the Investment Manager Affiliates generally share support personnel, such as with respect to tax, legal and accounting matters. Depending on the strategy, the Fund’s investment manager may wish to use the portfolio management and trading expertise of personnel employed by an Investment Manager Affiliate in other global locations, thereby providing to Fund shareholders the full benefit of the global resources of Franklin Resources. Alternatively, the Fund’s investment manager may wish to provide the Fund with the skill and expertise of a subadviser that is not affiliated in any way with Franklin Resources or the Fund’s investment manager.

The provisions of the 1940 Act that apply to the Fund require that investment management agreements between funds and their investment managers (including subadvisers) be approved by shareholders. The SEC, however, has issued an exemptive order (the “Order”) to FT that permits FAV, and any Investment Manager Affiliates and any existing or future registered open-end investment company or series advised by FAV or the Investment Manager Affiliates to hire certain new subadvisers without obtaining shareholder approval, subject to the approval of the investment company’s board of trustees, including a majority of the Independent Trustees, and certain other conditions. The Order would allow the Fund’s investment manager to hire, without shareholder approval, new subadvisers that are affiliated with the investment manager (e.g., the investment manager and the subadviser are both wholly-owned by Franklin Resources), and new subadvisers that are not affiliated with the investment manager in any way (the “Manager of Managers Structure”). Before the Fund may rely on the Order, the Fund’s use of the Manager of Managers Structure must be approved by a 1940 Act Vote.

Why am I being asked to vote on this Proposal?

The Board determined to seek shareholder approval of the Manager of Managers Structure for the Fund in connection with the Meeting, which otherwise was called to vote on the New IM Agreement, in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund. The process of seeking shareholder approval of the Manager of Managers structure in the future could cause delays in executing changes that the Board and the investment manager have determined are in the best interests of the Fund. Seeking shareholder approval typically involves additional expenses, such as hiring a proxy solicitor.

The investment manager for the Fund currently does not intend to use the Manager of Managers Structure for the Fund because near-term changes to the portfolio management structure for the Fund are not anticipated, other than as described in Proposal 1 above. However, as noted above, Franklin Resources is a global investment management organization with offices and Investment Manager Affiliates located around the world. From time to time, a portfolio manager may relocate from one Investment Manager Affiliate to another in order to gain further experience, or if the Fund’s investment manager believes it would be beneficial to the Fund to have access to the investment management expertise of another Investment Manager Affiliate. If the Fund were permitted to rely on the Order, such investment management changes could be effected with Board approval, but without the time and expense associated with obtaining shareholder approval.

How will the Manager of Managers Structure operate?

Under the Manager of Managers Structure, the investment manager of the Fund will be permitted to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval. However, the Board, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement.

Under the Manager of Managers Structure, the Fund’s investment manager would have the overall responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination and replacement. Specifically, the Order requires the Fund’s investment manager, subject to the review and approval of the Board, including a majority of the Independent Trustees, to: (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goals, policies and restrictions. In addition, subject to the review by the Board, the Fund’s investment manager is required to: (a) when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers. The replacement of the Fund’s investment manager or material changes to the Fund’s investment management agreement would, however, require prior shareholder approval.

If the Fund’s investment manager, with the approval of the Board, including a majority of the Fund’s Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interest of the Fund, the Manager of Managers Structure would without obtaining shareholder approval: (1) enable a new subadviser to commence providing services to the Fund more quickly and with less potential expense to the Fund; (2) permit the Fund’s investment manager to allocate and reallocate the Fund’s assets among itself and one or more subadvisers; and (3) permit the Board to approve material changes to a subadvisory agreement.

How does this Proposal affect my fees as a shareholder of the Fund?

Approval of this Proposal will not affect your fees as a shareholder of the Fund. The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by the Fund. Further, shareholder approval would be necessary to increase the management fees that are payable by the Fund, which is not contemplated.

How does this Proposal affect my right to vote on subadvisory agreements?

If Proposal 4 is approved for the Fund, and the Board and investment manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming that the conditions of the Order are met. Rather, the Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

Why did the Board approve the Manager of Managers Structure?

The Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure at the Meeting in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of the Fund to appoint additional subadvisers.

What is the required vote on Proposal 4?

For Proposal 4, before the Fund may rely on the Order, the operation of the Fund using the Manager of Managers Structure must be approved by the affirmative 1940 Act Vote of the Fund’s shareholders.

If Proposal 4 is not approved by the Fund’s shareholders, then the Fund’s investment manager generally would only be able to enter into new or amended subadvisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 4.

¿         ADDITIONAL INFORMATION ABOUT THE FUND

The Administrator. Pursuant to the Administration Agreement, FT Services provides certain administrative services and facilities for the Fund, including monitoring the percentage of the Fund’s assets allocated to the Underlying Funds and periodically rebalancing the Fund’s portfolio. FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly-owned subsidiary of Franklin Resources and an affiliate of FAV, the Fund’s proposed investment manager. Pursuant to the Administration Agreement, the Fund pays FT Services a monthly fee equal to an annual rate of 0.03% of the average daily net assets of the Fund during the preceding month. FT Services received $[1,156,942] in fees ($[1,157,017] before fee waiver) in connection with its services under the Administration Agreement during the Fund’s most recently completed fiscal year ended December 31, 2019. If the New IM Agreement is approved, the Administration Agreement would be terminated and FAV would enter into a sub-administration agreement with FT Services to provide certain administrative services and facilities for the Fund under which FAV would pay FT Services the standard funds’ fee schedule for administrative services.

The Underwriter. The principal underwriter for the Fund is Franklin Templeton Distributors, Inc. (“FT Distributors”), with its principal address at One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, Distributors receives (i) underwriting commissions in connection with the sale or redemption of Fund shares and (ii) 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public.  ,

For the fiscal year ended December 31, 2019, the aggregate amount of Rule 12b-1 fees received by FT Distributors from the Class A, Class C and Class R shares of the Fund were $[11,787,757].

FT Distributors does not receive compensation from the Fund for acting as the principal underwriter for the Fund’s Class R6 and Advisor Class shares.

FT Distributors will continue to act as principal underwriter for the Fund after approval of the New IM Agreement.

The Transfer Agent. The transfer agent, shareholder servicing agent and dividend-paying agent for the Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313. FTIS received $[________] in fees in connection with its services as transfer agent, shareholder servicing agent and dividend-paying agent for the Fund during its most recently completed fiscal year ended December 31, 2019. FTIS will continue to act as transfer agent, shareholder servicing agent and dividend-paying agent for the Fund after approval of the New IM Agreement.

The Custodian. FTIS, as the transfer agent for the Underlying Funds, effectively acts as the Fund’s custodian with respect to these assets and holds the shares of the Underlying Funds on behalf of the Fund on FTIS’ books. The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund’s cash and other investments, other than shares of the Underlying Funds.

Other Matters. The Fund’s audited financial statements and annual report for its fiscal year ended December 31, 2019, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please contact your financial advisor, call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Shareholders Sharing the Same Address. If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Fund has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Fund will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030, if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Outstanding Shares and Principal Shareholders. The outstanding shares and classes of the Fund as of June 19, 2020 (the “Record Date”), are set forth in Exhibit D.

The names and addresses of shareholders that owned beneficially 5% or more of the outstanding shares of the Fund are set forth in Exhibit E. From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class of the Fund. To the knowledge of the Fund’s management, as of the Record Date, there were no other entities, except as set forth in Exhibit E, owning beneficially more than 5% of the outstanding shares of any class of the Fund.

[please confirm:  In addition, to the knowledge of the Fund’s management, as of the Record Date, the Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund and each class thereof.]

Contacting the Board. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Fund’s offices as follows: Franklin Founding Funds Allocation Fund — One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

¿         FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. Your vote is being solicited by the Board. AST Fund Solutions, LLC (the “Solicitor”) has been engaged to assist in the solicitation of proxies. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is estimated to be approximately $730,000 and will be borne approximately 25% by the Fund and 75% by FAV.

As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of shares of the Fund and soliciting them to execute voting instructions. The Trust expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. Trustees and officers of the Trust, and regular employees and agents of FT or its affiliates, involved in the solicitation of the proxies are not reimbursed.

Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from eligible shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited accords with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this proxy statement. The Solicitor will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

A shareholder may also vote by submitting the proxy card(s) or voting instruction form(s) originally sent with this proxy statement by mail, via telephone (if eligible), via the Internet (if eligible) or by attending the Meeting in person.

Voting by Broker-Dealers. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in the broker-dealer firms’ names for which no instructions are received by voting these shares in the same proportion as the broker-dealer firms vote shares for which they received instructions.

Quorum. The holders of 40% of the outstanding shares of the Fund entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have discretionary voting power on matters other than election of board members) and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Method of Tabulation. The vote required to approve each Proposal is set forth in the discussion of the Proposals above.

Generally, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposals.

Simultaneous Meetings. The Meeting is to be held at the same time as the meetings of shareholders of other U.S. registered investment companies in the FT fund complex. If any shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the Meeting to a time promptly after the simultaneous meetings, the persons designated as proxies will vote in favor of such adjournment.

Adjournment. The Meeting may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

Shareholder Proposals. The Fund is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the next meeting of shareholders should send his or her written proposal to the Fund’s offices: One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, so that it is received within a reasonable time before the Fund begins to print and send its proxy materials for such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law and the Fund’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management, to the extent permitted under applicable federal securities laws, state law and the Fund’s governing instruments, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules.

By Order of the Board of Trustees,

Lori A. Weber
Co-Secretary and Vice President

July 20, 2020

Exhibit A

FRANKLIN FUND ALLOCATOR SERIES

on behalf of

FRANKLIN GLOBAL MULTI ASSET FUND

FORM OF

INVESTMENT MANAGEMENT AGREEMENT

THIS INVESTMENT MANAGEMENT AGREEMENT, dated as of [__________], 2020, is made between FRANKLIN FUND ALLOCATOR SERIES, a Delaware statutory trust (the “Trust”), on behalf of FRANKLIN GLOBAL MULTI ASSET FUND (the “Fund”), a series of the Trust, and FRANKLIN ADVISERS, INC., a California corporation (the “Manager”).

WHEREAS, the Trust has been organized and intends to operate as an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), for the purpose of investing and reinvesting its assets in securities, as set forth in its Agreement and Declaration of Trust, its By-Laws and its Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, all as heretofore and hereafter amended and supplemented; and the Trust desires to avail itself of the services, information, advice, assistance and facilities of an investment manager and to have an investment manager perform various management, statistical, research, investment advisory, administrative and other services for the Fund; and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), is engaged in the business of rendering management, investment advisory, counseling and supervisory services to investment companies and other investment counseling clients, and desires to provide these services to the Fund.

NOW THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is mutually agreed as follows:

1.   Employment of the Manager. The Trust hereby employs the Manager to manage the investment and reinvestment of the Fund’s assets, to administer its affairs, and to provide or procure, as applicable, the administrative and other services described in Section 2.C. of this Agreement, as may be supplemented from time to time, subject to the direction of the Board of Trustees and the officers of the Trust, for the period and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed an agent of the Fund or the Trust.

2.   Obligations of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.  Investment Management Services.

(a)  The Manager shall manage the Fund’s assets subject to and in accordance with the investment objectives and policies of the Fund and any directions which the Trust’s Board of Trustees may issue from time to time. In pursuance of the foregoing, the Manager shall make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement the same. Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s investment securities shall be exercised. The Manager shall render or cause to be rendered regular reports to the Trust, at regular meetings of its Board of Trustees and at such other times as may be reasonably requested by the Trust’s Board of Trustees, of (i) the decisions made with respect to the investment of the Fund’s assets and the purchase and sale of its investment securities, (ii) the reasons for such decisions and (iii) the extent to which those decisions have been implemented.

(b)  The Manager, subject to and in accordance with any directions which the Trust’s Board of Trustees may issue from time to time, shall place, in the name of the Fund, orders for the execution of the Fund’s securities transactions. When placing such orders, the Manager shall seek to obtain the best net price and execution for the Fund, but this requirement shall not be deemed to obligate the Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The parties recognize that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish research, statistical, quotations and other information to the Fund and the Manager in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so, the Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of “brokerage and research services” (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by that broker.

Accordingly, the Trust and the Manager agree that the Manager shall select brokers for the execution of the Fund’s transactions from among:

(i)   Those brokers and dealers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the Fund’s net assets, in such amount of total brokerage as may reasonably be required in light of such services; and

(ii)  Those brokers and dealers who supply research, statistical and other data to the Manager which the Manager may lawfully and appropriately use in its investment management capacity, which relate directly to securities, actual or potential, of the Fund, or which place the Manager in a better position to make decisions in connection with the management of the Fund’s assets and securities, whether or not such data may also be useful to the Manager in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

(c)  When the Manager has determined that the Fund should tender securities pursuant to a “tender offer solicitation,” Franklin/Templeton Distributors, Inc. (“Distributors”) shall be designated as the “tendering dealer” so long as it is legally permitted to act in such capacity under the federal securities laws and rules thereunder and the rules of any securities exchange or association of which Distributors may be a member. Neither the Manager nor Distributors shall be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the Financial Industry Regulatory Authority) as of the date of this Agreement. This Agreement shall not obligate the Manager or Distributors (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Trust on behalf of the Fund shall enter into an agreement with the Manager and/or Distributors to reimburse them for all such expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

(d)  The Manager shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed by the Manager, on behalf of the Fund, with brokers falling into each of the categories referred to above and the manner in which the allocation has been accomplished.

(e)  The Manager agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Manager’s paramount duty to obtain the best net price and execution for the Fund.

(f)   Decisions on proxy voting shall be made by the Manager unless the Board of Trustees determines otherwise. Pursuant to its authority, the Manager shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time, and shall not be required to seek or take instructions from the Fund with respect thereto. The Manager shall not be expected or required to take any action other than the rendering of investment-related advice with respect to lawsuits involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy. In the case of class action suits involving issuers held in the Fund, the Manager may include information about the Fund for purposes of participating in any settlements.

B.   Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials. The Manager, its officers and employees will make available and provide accounting and statistical information required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund’s shares.

C.   Administrative Services. The Manager agrees, during the term of this Agreement, to provide or procure, as applicable, at its own expense (unless otherwise agreed to by the parties), the following services to the Fund to the extent that any such services are not otherwise provided by any subadviser or other service provider to the Fund: (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund as contemplated in this Agreement; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund’s investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund’s compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund’s investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the U.S. Securities and Exchange Commission and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002 as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities.

Nothing in this Agreement shall obligate the Trust or the Fund to pay any compensation to the officers of the Trust who are officers, directors, stockholders or employees of the Manager or its affiliates. Nothing in this Agreement shall obligate the Manager to pay for the services of third parties, including attorneys, auditors, printers, pricing services or others, engaged directly by the Trust to perform services on behalf of the Fund.

D.  Other Obligations and Services. The Manager shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.

E.   Delegation of Services. The Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (each, a “Sub-Adviser”) to perform, and thereby delegates to any such Sub-Adviser, some of the services for the Fund for which it is responsible under Section 2.A. of this Agreement or as the Manager may otherwise determine to be necessary or appropriate to seek to implement the Fund’s investment goals and strategies, subject to the approval of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, and the approval of the Fund’s shareholders, if required. The Manager will compensate any Sub-Adviser for its services to the Fund. The Manager will evaluate and select the Sub-Advisers and will make recommendations to the Board of Trustees about the hiring, termination and replacement of a Sub-Adviser and will oversee, monitor and review the Sub-Advisers and their performance and their compliance with the Fund’s investment policies and restrictions. The Manager may also terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if any is required, is obtained. Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by any Sub-Adviser and will supervise each Sub-Adviser in its performance of its duties for the Fund. The Manager will also retain sole responsibility for all services described in Section 2.A. of this Agreement and not expressly delegated to one or more Sub-Advisers.

The Manager may, at its expense, also delegate to one or more entities some or all of the services for the Fund for which the Manager is responsible under Section 2.C. of this Agreement. The Manager will be responsible for the compensation, if any, of any such entities for such services to the Fund, unless otherwise agreed to by the parties. Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have overall responsibility and liability for all such services provided to the Fund under this Agreement and will supervise each such entity in its performance of its duties for the Fund. The Manager will also retain sole responsibility for all services described in Section 2.C. of this Agreement and not expressly delegated to one or more such entities.

3.   Expenses of the Fund. It is understood that the Fund will pay all of its own expenses other than those expressly assumed by the Manager herein, which expenses payable by the Fund shall include:

A.  Fees and expenses paid to the Manager as provided herein;

B.   Expenses of all audits by independent public accountants;

C.   Expenses of transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of its shares;

D.  Expenses of obtaining quotations for calculating the value of the Fund’s net assets;

E.   Salaries and other compensations of executive officers of the Trust who are not officers, directors, stockholders or employees of the Manager or its affiliates;

F.   Taxes levied against the Fund;

G.  Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;

H.  Costs, including the interest expense, of borrowing money;

I.    Costs incident to meetings of the Board of Trustees and shareholders of the Fund, reports to the Fund’s shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund’s and the Trust’s legal existence;

J.    Legal fees, including the legal fees related to the registration and continued qualification of the Fund’s shares for sale;

K.  Trustees’ fees and expenses to trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;

L.   Costs and expense of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws; including the printing and mailing of prospectuses to its shareholders;

M.  Trade association dues;

N.  The Fund’s pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums; and

O.  The Fund’s portion of the cost of any proxy voting service used on its behalf.

4.   Compensation of the Manager. The Fund shall pay a management fee in cash to the Manager based upon a percentage of the value of the Fund’s average daily net assets, calculated as set forth below, as compensation for the services rendered and obligations assumed by the Manager, during the preceding month, on the first business day of the month in each year.

A.  For purposes of calculating such fee, the value of the net assets of the Fund shall be determined in the same manner that the Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in the Fund’s current prospectus and statement of additional information. The rate of the management fee payable by the Fund shall be calculated daily at an annual rate of:

•       0.60% of the value of the Fund’s average daily net assets up to and including $1 billion;

•       0.57% of the value of its the average daily net assets over $1 billion up to and including $5 billion; and

•       0.55% of the value of its the average daily net assets over $5 billion.

B.   The management fee payable by the Fund shall be reduced or eliminated to the extent that Distributors has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith. The Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services.

C.   If this Agreement is terminated prior to the end of any month, the accrued management fee shall be paid to the date of termination.

5.   Activities of the Manager. The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Trust and Section 10(a) of the 1940 Act, it is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders; that directors, officers, agents or stockholders of the Manager or its affiliates are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act.

6.   Performance of Services in Accordance with Regulatory Requirements; Furnishing of Books and Records. In performing the services set forth in this Agreement, the Manager:

A.  shall conform with the 1940 Act and all rules and regulations thereunder, with all other applicable federal, state and foreign laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees, and with the provisions of the Trust’s Registration Statement filed on Form N-1A, as supplemented or amended from time to time;

B.   will make available to the Trust, promptly upon request, any of the Fund’s books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Manager’s services under this Agreement that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

7.   Liabilities of the Manager.

A.  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

B.   The Manager shall indemnify and hold harmless the Trust, the Fund and its officers and Trustees against any and all losses, claims, damages and liabilities (including reasonable legal and other expenses and amounts paid in settlement) incurred in any action, suit, proceeding or investigation (whether instituted or threatened) by reason of or arising out of the willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager of its obligations or duties hereunder.

C.   No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or director or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

8.   Renewal and Termination.

A.        This Agreement shall become effective on the date written below and shall continue in effect for two (2) years thereafter, unless sooner terminated as hereinafter provided, and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than as Trustees of the Trust) or “interested persons” of any such party, in accordance with the 1940 Act and any rules, regulations or interpretations thereunder.

B.   This Agreement:

(i)   may at any time be terminated without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Manager;

(ii)  shall immediately terminate with respect to the Fund in the event of its assignment; and

(iii) may be terminated by the Manager on 60 days’ written notice to the Fund.

C.   As used in this Paragraph, the terms “assignment,” “interested person” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth for any such terms in the 1940 Act.

D.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at any office of such party.

9.   Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

11. Limitation of Liability. Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the assets of the Fund; that any liability of the Trust under this Agreement with respect to the Trust, or in connection with the matters contemplated herein with respect to the Fund, shall be discharged only out of the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and the Manager shall not seek satisfaction of any such obligation or liability from the shareholders of the Trust, the trustees, officers, employees or agents of the Trust, or from any other series of the Trust.

12. Effect of Revisions to Requirements of 1940 Act. Where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on [____________], 2020.

FRANKLIN FUND ALLOCATOR SERIES

on behalf of FRANKLIN GLOBAL MULTI ASSET FUND

By:

Name:

Title:

FRANKLIN ADVISERS, INC.

By:

Name:

Title:

Exhibit B

OUTSTANDING SHARES AND CLASSES OF THE FUND

AS OF JUNE 19, 2020

Class	Number of Outstanding Shares
Class A Shares	[__]
Class C Shares	[__]
Class R Shares	[__]
Class R6 Shares	[__]
Advisor Class Shares	[__]
Total	[__]

Exhibit E

PRINCIPAL HOLDERS OF FUND SHARES AS OF JUNE 19, 2020

As of June 19, 2020, the following shareholders owned beneficially 5% or more of the outstanding shares of the Fund. For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.

Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Class A Shares	[__]	[__]	[__]
Class C Shares	[__]	[__]	[__]
Class R Shares	[__]	[__]	[__]
Class R6 Shares	[__]	[__]	[__]
Advisor Class Shares	[__]	[__]	[__]

PROXY CARD

FRANKLIN TEMPLETON

FRANKLIN FOUNDING FUNDS ALLOCATION FUND

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. **PLEASE TAKE THE TIME TO READ THE PROSPECTUS/PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at vote.proxyonline.com using your proxy *voting number* found below

3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line

4. **LIVE** with a live operator when you call toll-free **(800) 755-3105** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 9, 2020

The undersigned hereby revokes all previous proxies for his/her shares of the Franklin Founding Funds Allocation Fund (the "Fund") and appoints Craig S. Tyle, Alison Baur, Steven J. Gray, Lori A. Weber and Navid J. Tofigh, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Special Meeting of Shareholders ("Meeting") to be held the offices of Franklin Templeton, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923 at 12:00 p.m., Eastern time on September 9, 2020, including any postponements or adjournments thereof, upon the matter set forth on the reverse side and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees on behalf of the Fund. The Board unanimously recommends that you vote "FOR" the proposals. The proxy will be voted as specified by the undersigned. **If no specification is made, this proxy shall be voted in accordance with the Trustees' recommendations as set forth in the Proxy Statement, including voting FOR a new Investment Management Agreement with Franklin Advisers, Inc..** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

Please refer to the Prospectus/Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 9, 2020. The Prospectus/Proxy Statement is also available at https://vote.proxyonline.com/FranklinTempleton/docs/FFFAF2020.pdf.

[PROXY ID NUMBER HERE] [BAR CODE HERE]

PROXY CARD

FRANKLIN FOUNDING FUNDS ALLOCATION FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

A. PROPOSALS

	FOR	AGAINST	ABSTAIN
1. To approve a new Investment Management Agreement with Franklin Advisers, Inc.	O	O	O
2. To approve modifications to the Fund's current fundamental investment goal.	O	O	O
3. To approve the reclassification of the Fund's investment goal from a fundamental policy to a non-fundamental policy.	O	O	O
4. To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace affiliated and unaffiliated subadvisers without shareholder approval.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE TRUST. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]